                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Finserv Health Care Systems, Inc.
Albany, New York

We have audited the accompanying balance sheets of Finserv Health Care Systems, Inc. as of December 31, 1998 and 1997, and the related statements of operations and retained earnings (accumulated deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Finserv Health Care Systems, Inc. as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                             /s/ Citrin Cooperman & Company, LLP
                                             -----------------------------------
                                             CITRIN COOPERMAN & COMPANY, LLP



February 4, 2000

                        FINSERV HEALTH CARE SYSTEMS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997,
                         SEPTEMBER 30, 1999 (unaudited)


                                                                           September 30,               December 31,
                                                                               1999              1998               1997
                                                                           -------------      -----------       -----------
                                                                            (unaudited)
                                     ASSETS
Current assets:
      Cash                                                                  $     3,490       $    59,724       $    58,397
      Accounts receivable, net of allowance for doubtful
          accounts of $25,000 (1998), $80,050 (1997), $8,000 (9/30/99)          781,974           818,948           764,167
      Inventory                                                                    --               9,561            14,348
      Employee advances                                                            --                --                 590
      Prepaid income taxes                                                         --                --              78,391
      Prepaid expenses                                                           19,335            30,090            17,673
      Deferred income taxes                                                       1,840            10,676            65,400
                                                                            -----------       -----------       -----------

          Total current assets                                                  806,639           928,999           998,966
                                                                            -----------       -----------       -----------

Property and equipment                                                          134,845           171,565           216,523
                                                                            -----------       -----------       -----------

Other assets:
      Deposits                                                                    1,955             1,955             1,955
      Deferred income taxes                                                     557,361           553,378           352,612
                                                                            -----------       -----------       -----------

          Total other assets                                                    559,316           555,333           354,567
                                                                            -----------       -----------       -----------

          TOTAL ASSETS                                                      $ 1,500,800       $ 1,655,897       $ 1,570,056
                                                                            ===========       ===========       ===========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
      Note payable - bank                                                   $   170,367       $   325,833       $   345,000
      Litigation settlement payable                                              50,000            50,000              --
      Notes payable - individual                                                188,000           138,000              --
      Accounts payable                                                          540,090           778,494           131,360
      Accrued expenses                                                          107,008           169,466            51,798
      Line of credit - bank                                                      79,111              --                --
      Notes payable - stockholders                                            1,899,925              --                --
      Interest payable - stockholders                                            16,627              --                --
                                                                            -----------       -----------       -----------

          Total current liabilities                                           3,051,128         1,461,793           528,158
                                                                            -----------       -----------       -----------

Long-term liabilities:
      Notes payable - stockholders                                                 --           1,614,365         1,063,594
      Interest payable - stockholders                                              --              27,380            70,803
      Customer deposits and advances                                            131,117           227,117           172,953
                                                                            -----------       -----------       -----------

          Total long-term liabilities                                           131,117         1,868,862         1,307,350
                                                                            -----------       -----------       -----------

          Total liabilities                                                   3,182,245         3,330,655         1,835,508
                                                                            -----------       -----------       -----------

Stockholders' deficit:
      Common stock - no par value, 200 shares
          authorized, 149 shares issued, 133 shares outstanding                  60,000            60,000            60,000
      Treasury stock - 16 shares at cost                                         (5,000)           (5,000)           (5,000)
      Accumulated deficit                                                    (1,736,445)       (1,729,758)         (320,452)
                                                                            -----------       -----------       -----------

          Total stockholders' deficit                                        (1,681,445)       (1,674,758)         (265,452)
                                                                            -----------       -----------       -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                       $ 1,500,800       $ 1,655,897       $ 1,570,056
                                                                            ===========       ===========       ===========



                 See accompanying notes to financial statements.

                        FINSERV HEALTH CARE SYSTEMS, INC.
      STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997,
                         AND FOR THE NINE MONTHS ENDED
                         SEPTEMBER 30, 1999 (unaudited)




                                                          September 30,                 December 31,
                                                               1999               1998                1997
                                                          -------------        -----------         -----------
                                                           (unaudited)
Revenue                                                    $ 2,546,466         $ 2,626,323         $ 3,123,399

Cost of revenue                                              1,829,175           2,503,949           2,573,312
                                                           -----------         -----------         -----------

Gross profit                                                   717,291             122,374             550,087

General and administrative expenses                            777,739           1,236,365           1,234,316
                                                           -----------         -----------         -----------

Loss from operations                                           (60,448)         (1,113,991)           (684,229)
                                                           -----------         -----------         -----------

Other income (expenses):
      Litigation settlement                                       --               (50,000)               --
      Legal fees - litigation                                  (27,521)           (398,865)            (58,612)
      Forgiveness of shareholder interest                         --                70,803                --
      Other non-operating income                               182,534                --                  --
      Loss on disposition of equipment                          (2,904)               --                  --
      Interest expense                                         (92,795)            (62,958)           (135,377)
      Interest income                                               61                  88               1,819
                                                           -----------         -----------         -----------

          Total other income (expenses)                         59,375            (440,932)           (192,170)
                                                           -----------         -----------         -----------

Loss before benefit for income taxes                            (1,073)         (1,554,923)           (876,399)

Benefit for income taxes                                         5,614            (145,617)           (366,680)
                                                           -----------         -----------         -----------

Net loss                                                        (6,687)         (1,409,306)           (509,719)

Retained earnings (accumulated deficit) - beginning         (1,729,758)           (320,452)            189,267
                                                           -----------         -----------         -----------

ACCUMULATED DEFICIT - ENDING                               $(1,736,445)        $(1,729,758)        $  (320,452)
                                                           ===========         ===========         ===========



           See accompanying notes to financial statements.

                        FINSERV HEALTH CARE SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997,
                         AND FOR THE NINE MONTHS ENDED
                         SEPTEMBER 30, 1999 (unaudited)


                                                                              September 30,              December 31,
                                                                                  1999              1998               1997
                                                                              -------------      -----------       -----------
                                                                               (unaudited)
Cash flows from operating activities:
      Net loss                                                                 $    (6,687)      $(1,409,306)      $  (509,719)
      Adjustments to reconcile net loss to net cash provided by (used in)
          operating activities:
               Depreciation                                                         42,315            62,650            78,207
               Loss on disposition of equipment                                      2,904
               Bad debt expense                                                     87,415           (66,169)          (22,360)
               Net changes in deferred income taxes                                  4,853          (146,042)         (363,762)
               Forgiveness of shareholder interest                                    --             (70,803)             --
               Changes in assets and liabilities:
                   (Increase) decrease in assets:
                       Accounts receivable                                         (50,441)           11,388           820,677
                       Inventory                                                     9,561             4,787            (9,773)
                       Prepaid income taxes                                           --              78,391             4,249
                       Prepaid expenses                                             10,755           (12,417)            2,742
                   Increase (decrease) in liabilities:
                       Litigation settlement payable                                  --              50,000              --
                       Accounts payable                                           (238,404)          647,134            50,630
                       Accrued expenses                                            (62,458)          117,668           (17,818)
                       Outsourcing payable - Synergy                                  --                --            (171,552)
                       Customers deposits                                          (96,000)           54,164           106,836
                       Interest payable - stockholders                             (10,753)           27,380            72,043
                                                                               -----------       -----------       -----------

          Net cash provided by (used in) operating activities                     (306,940)         (651,175)           40,400
                                                                               -----------       -----------       -----------

Cash flows from investing activities:
      Acquisition of property and equipment                                         (8,499)          (17,692)          (82,575)
      Advances to employees                                                           --                 590             3,547
                                                                               -----------       -----------       -----------

          Net cash used in investing activities                                     (8,499)          (17,102)          (79,028)
                                                                               -----------       -----------       -----------

Cash flows from financing activities:
      Receipt of loans from individual                                              50,000           138,000              --
      Receipt of loans from stockholders                                           683,000           615,814           180,000
      Repayment of stockholders loans                                             (397,440)          (65,043)         (117,127)
      Net change in short term bank borrowings                                     (76,355)          (19,167)          (30,000)
                                                                               -----------       -----------       -----------

          Net cash provided by financing activities                                259,205           669,604            32,873
                                                                               -----------       -----------       -----------

Net increase (decrease) in cash                                                    (56,234)            1,327            (5,755)

Cash - beginning                                                                    59,724            58,397            64,152
                                                                               -----------       -----------       -----------

CASH - ENDING                                                                  $     3,490       $    59,724       $    58,397
                                                                               ===========       ===========       ===========

Supplemental disclosure of cash flow information:
      Cash paid for interest                                                   $   103,548       $    33,132       $    63,334
      Cash paid for taxes                                                      $       325       $      --         $    25,000



                 See accompanying notes to financial statements.

                        FINSERV HEALTH CARE SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

NOTE 1 - NATURE OF OPERATIONS

The Company provides data processing services and equipment to clients in the health care industry using proprietary software packages.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited interim results

     The accompanying interim consolidated financial statements as of and for the nine months ended September 30,1999 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position at September 30, 1999 and results of their operations and their cash flows for the nine months ended September 30, 1999.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Inventory

Inventory is valued at the lower cost, determined on the first-in, first-out method, or market.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using both the straight-line and accelerated methods over the estimated useful lives of the assets.

Software Development Costs

Software development costs are expensed as incurred.

Income Taxes

Deferred income taxes are reported using the liability method. Accordingly, deferred income tax assets and liabilities are determined based on the differences between the financial statement basis of assets and liabilities and their tax basis. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are also recognized for net operating loss carryforwards.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY AND EQUIPMENT

                                                                                 1998          1997
                                                                               --------      --------
The major categories of property and equipment are summarized as follows:      $604,003      $586,311
      Computer equipment                                                         87,350        87,350
      Furniture equipment                                                        56,191        56,191
      Transportation equipment                                                   52,910        52,910
                                                                               --------      --------
      Leasehold improvements                                                    800,454       782,762
                                                                                628,889       566,239
                                                                               --------      --------
      Less: accumulated depreciation
                                                                               $171,565      $216,523
                                                                               ========      ========

          Net Property and Equipment

NOTE 4 - NOTE PAYABLE - BANK

                                                                                   1998          1997
                                                                                 --------      --------
Note payable - bank, secured by all assets of the Company and the personal guarantees, both jointly and severally, of both stockholders
Interest only is due monthly at 1.5% over the bank's prime rate.  Principal
due May 31, 1999 and is renewable annually                                       $325,833      $345,000
                                                                                 ========      ========

The bank's prime rate at December 31, 1998 and 1997 was 8.25%.

                        FINSERV HEALTH CARE SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 5 - NOTES PAYABLE - INDIVIDUAL

                                                                                     1998          1997
                                                                                   --------      --------
Notes payable - individual are comprised of unsecured demand notes.  Interest
only due monthly at the rate of 10% per annum                                      $138,000      $   --
                                                                                   ========      ========

NOTE 6 - NOTES PAYABLE - STOCKHOLDERS

                                                                                         1998            1997
                                                                                      ----------      ----------
Stuart Schloss - interest only due monthly at the rate of 10% per annum, secured by all assets of the Company subordinate to the security interest of the bank.
Interest of $27,380 was incurred on this loan during 1998 and is unpaid and included in interest payable - stockholders. It is not anticipated that this
interest will be paid within the next year                                            $  494,000      $     --

Stuart Schloss - non-interest bearing, secured by all assets of the Company
subordinate to the security interest of the bank                                         135,000            --

Stuart Schloss - unsecured, converted to non-interest bearing in 1998.                   583,186         692,815

Steven Kramer - unsecured, converted to non-interest bearing in 1998.                    402,179         370,779
                                                                                      ----------      ----------

Total notes payable - stockholders                                                    $1,614,365      $1,063,594
                                                                                      ==========      ==========

During 1998, the shareholders agreed to forgive all prior unpaid interest on all of the loans which were converted to non-interest bearing status.

NOTE 7 - COMMITMENTS

The Company rents office and other space under leases expiring periodically through November 30, 1999. Rent expense for the years ended December 31, 1998 and 1997 was $133,852 and $141,158, respectively.

Future minimum annual payments required under these leases are as follows:

                     1999                           $107,492
                                                    ========

NOTE 8 - RETIREMENT PLAN

The Company maintains a 401(k) Retirement Plan. The Company matches a portion of the employee's salary reduction contributions. All employees with at least six months of continuous service are eligible for the Plan commencing the first month following their six month anniversary. Company contributions vest at 20% per year, beginning after a participant has been employed for two years. Retirement Plan contributions for the years ended December 31, 1998, 1997 were $20,443 and $33,840 respectively.

NOTE 9 - INCOME TAXES

Deferred tax assets and liabilities arising primarily from net operating loss carryforwards, differences in computing depreciation and bad debts, and interest on shareholder loans, include the following components:

                                                     1998                1997
                                                  ---------           ---------
Deferred tax assets:
      Net operating loss                          $ 554,266           $ 354,128
      Bad debts                                      10,676              34,422
      Interest on loans                                --                30,978
Deferred tax liabilities:
      Depreciation                                     (888)             (1,516)
                                                  ---------           ---------
Net deferred tax assets                           $ 564,054           $ 418,012
                                                  =========           =========

Current                                           $  10,676           $  65,400
Long-term                                           557,378             352,612
                                                  ---------           ---------
Total                                             $ 568,054           $ 418,012
                                                  =========           =========

                                                                          1998            1997
                                                                        ---------       ---------
The benefit for income taxes consists of the following components:

Current:
      Federal                                                           $    --         $   1,523
      State                                                                   425          (4,441)
                                                                        ---------       ---------

                                                                              425          (2,918)
                                                                        ---------       ---------
Deferred:
      Federal                                                             (39,620)       (287,987)
      State                                                              (106,422)        (75,775)
                                                                        ---------       ---------

                                                                         (146,042)       (363,762)
                                                                        ---------       ---------

                                                                        $(145,617)      $(366,680)
                                                                        =========       =========

The Company also has unused net operating loss carryforwards which may be used to offset future federal and state income taxes of approximately $2,500,000 which expire periodically through 2015. It is anticipated that the net operating loss carryforwards of the Company will be fully utilized in consolidation by the new Parent Company; therefore no valuation reserve is required.

NOTE 10 - CONCENTRATIONS OF RISK

Cash

The Company had cash deposited with a financial institution which exceeded the Federal Deposit Insurance Corporation's insurable limits by $-0- and $59,715 at December 31, 1998 and 1997, respectively.

Accounts Receivable

Two customers accounted for 43% of the total accounts receivable at December 31, 1998 and 1997.

Sales

During the years ended December 31, 1998 and 1997, sales to two customers accounted for 26% and 49%, respectively, of total of sales.

NOTE 11 - OFFICERS' SALARIES

The Company did not pay any salaries to the officers during 1998, and the officers' have agreed to waive their rights to all compensation for 1998. Compensation for 1997 was $212,500.

NOTE 12 - SUBSEQUENT EVENTS

During 1999, the Company settled a lawsuit with Mt. Sinai Hospital (the Hospital) concerning services provided under certain contractual agreements. The Company is required to pay the Hospital $50,000 under the Hospital's suit and the Company's countersuit was dismissed.

In December 1999, the shareholders sold all of their stock in the Company to the TriZetto Group, Inc. ("TriZetto") After the sale, TriZetto contributed capital to the Company sufficient to satisfy, among others, the shareholder and bank loans and delinquent accounts payable. The Company will operate as a wholly owned subsidiary of TriZetto.

NOTE 13 - RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform to the current year's presentation. The results of operations have not been affected by these changes.